AMENDMENT NO. 4
                                     TO THE
                              DECLARATION OF TRUST
                                       OF

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST

                            Effective August 1, 1997

         WHEREAS, Section 5 of Article III of the Declaration of Trust provides that the Trustees may modify provisions relating to the shares of the various series of the Trust;

         WHEREAS, the Trustees have adopted a Multiple Class Plan dated August 1, 1997 on behalf of the Trust, which authorizes the issuance of additional classes of shares as indicated in this Amendment No. 4;

         RESOLVED, that the Declaration of Trust is hereby amended as follows:

1. The name of "American Century--Benham Adjustable Rate Government Securities Fund" is, effective August 25, 1997, hereby changed to "American Century--Benham Short-Term Government Fund".

2.       The following subsection is added to Article I, Subsection 2:

         (k). "Class" shall have the meaning prescribed in the Multiple Class Plan dated August 1, 1997 as amended from time to time (the "Multiple Class Plan").

3.       Article III, Section 6 is amended to read as follows:

         Section 6. Establishment and Designation of Series. The establishment and designation of any Series of Shares shall be effective upon resolution by a majority of the then Trustees, setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such resolution. Such establishment and designation shall be set forth in an amendment to this Declaration of Trust by execution of a new Schedule A to this Declaration of Trust.

         Shares of each Series established pursuant to this Section 6, unless otherwise provided in the resolution establishing such Series or as modified by the Multiple Class Plan, shall have the following rights and preferences:

4.       Article III, Section 8 is deleted.

Trustees of the American Century Government Income Trust

/s/ James M. Benham                       8/1/97            /s/ Kenneth E. Scott                      8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
James M. Benham*                          Date              Kenneth E. Scott*                         Date
/s/ Albert A. Eisenstat                   8/1/97            /s/ Isaac Stein                           8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
Albert A. Eisenstat*                      Date              Isaac Stein*                              Date
/s/ Ronald J. Gilson                      8/1/97            /s/ James E. Stowers III                  8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
Ronald J. Gilson*                         Date              James E. Stowers III*                     Date
/s/ Myron S. Scholes                      8/1/97            /s/ Jeanne D. Wohlers                     8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
Myron S. Scholes*                         Date              Jeanne D. Wohlers*                        Date


*By:   /s/Douglas A. Paul                                                       Date:  August 1, 1997
       Douglas A. Paul, Esq.
       Pursuant to Power of Attorney dated March 4, 1996

                       AGREEMENT AND DECLARATION OF TRUST
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST

                                   Schedule A

Pursuant to Article III, Section 6, the Trustess hereby establish and designate the following Series as Series of the Trust (and the Classes thereof) with the relative rights and preferences as described in Section 6:

------------------------------------------------------------------------------------ ------------ -------------------
                                                                                                       Date of
Series                                                                               Class          Establishment
------------------------------------------------------------------------------------ ------------ -------------------
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham Intermediate-Term Treasury Fund                              Investor         5/16/1980
                                                                                      Advisor           8/1/1997
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham GNMA Fund                                                    Investor         9/23/1985
                                                                                      Advisor           8/1/1997
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham Government Agency Money Market Fund                          Investor         12/5/1989
                                                                                      Advisor           8/1/1997
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham Short-Term Government Fund                                   Investor          9/3/1991
                                                                                      Advisor           8/1/1997
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham Short-Term Treasury Fund                                     Investor          9/8/1992
                                                                                      Advisor           8/1/1997
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham Long-Term Treasury Fund                                      Investor          9/8/1992
                                                                                      Advisor           8/1/1997
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham Inflation-Adjusted Treasury Fund                             Investor         1/20/1997
                                                                                      Advisor           8/1/1997
------------------------------------------------------------------------------------ ------------ -------------------
American Century--Benham Capital Preservation Fund                                    Investor         5/23/1997
------------------------------------------------------------------------------------ ------------ -------------------

This Schedule A shall supersede any previously adopted Schedule A to the Declaration of Trust.


Trustees of the American Century Government Income Trust
/s/ James M. Benham                       8/1/97            /s/ Kenneth E. Scott                      8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
James M. Benham*                          Date              Kenneth E. Scott*                         Date
/s/ Albert A. Eisenstat                   8/1/97            /s/ Isaac Stein                           8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
Albert A. Eisenstat*                      Date              Isaac Stein*                              Date
/s/ Ronald J. Gilson                      8/1/97            /s/ James E. Stowers III                  8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
Ronald J. Gilson*                         Date              James E. Stowers III*                     Date
/s/ Myron S. Scholes                      8/1/97            /s/ Jeanne D. Wohlers                     8/1/97
----------------------------------------  -------------     ----------------------------------------  ------
Myron S. Scholes*                         Date              Jeanne D. Wohlers*                        Date


*By:   /s/Douglas A. Paul                                                       Date:  August 1, 1997
       Douglas A. Paul, Esq.
       Pursuant to Power of Attorney dated March 4, 1996